Financial Instruments	6 Months Ended
Jun. 30, 2018
Disclosure Of Financial Instruments [Abstract]
Financial Instruments

21. FINANCIAL INSTRUMENTS

Cenovus’s financial assets and financial liabilities consist of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, risk management assets and liabilities, private equity investments, long-term receivables, contingent payment, short-term borrowings and long-term debt. Risk management assets and liabilities arise from the use of derivative financial instruments.

A) Fair Value of Non-Derivative Financial Instruments

The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.

The fair values of long-term receivables approximate their carrying amount due to the specific non-tradeable nature of these instruments.

Long-term debt is carried at amortized cost. The estimated fair values of long-term borrowings have been determined based on period-end trading prices of long-term borrowings on the secondary market (Level 2). As at June 30, 2018, the carrying value of Cenovus’s debt was $9,992 million and the fair value was $9,991 million (December 31, 2017 carrying value – $9,513 million, fair value – $10,061 million).

Equity investments classified at FVOCI comprise equity investments in private companies. The Company classifies certain private equity instruments at FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value on the Consolidated Balance Sheets in other assets. Fair value is determined based on recent private placement transactions (Level 3) when available. There were no changes in the fair value of the Company’s private equity instruments in the six months ended June 30, 2018.

B) Fair Value of Risk Management Assets and Liabilities

The Company’s risk management assets and liabilities consist of crude oil swaps and options, as well as condensate and interest rate swaps. Crude oil, condensate and, if entered, natural gas contracts are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity extrapolated to the end of the term of the contract (Level 2). The fair value of interest rate swaps are calculated using external valuation models which incorporate observable market data, including interest rate yield curves (Level 2).

Summary of Unrealized Risk Management Positions

	June 30, 2018			December 31, 2017
	Risk Management			Risk Management
As at	Asset	Liability	Net	Asset	Liability	Net
Crude Oil	30	837	(807)	63	1,031	(968)
Interest Rate	16	-	16	2	20	(18)
Total Fair Value	46	837	(791)	65	1,051	(986)

The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

As at	June 30, 2018	December 31, 2017
Level 2 – Prices Sourced From Observable Data or Market Corroboration	(791)	(986)

Prices sourced from observable data or market corroboration refers to the fair value of contracts valued in part using active quotes and in part using observable, market-corroborated data.

The following table provides a reconciliation of changes in the fair value of Cenovus’s risk management assets and liabilities from January 1 to June 30:

	2018	2017
Fair Value of Contracts, Beginning of Year	(986)	(291)
Fair Value of Contracts Realized During the Period (1)	1,166	(60)
Change in Fair Value of Contracts in Place at Beginning of Year and Contracts Entered Into During the Period	(921)	(471)
Unamortized Premium on Put Options	-	37
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	(50)	9
Fair Value of Contracts, End of Period	(791)	166

(1)Includes realized loss of $nil (2017 – $16 million) related to the Conventional segment which is included in discontinued operations.

C) Fair Value of Contingent Payment

The contingent payment is carried at fair value on the Consolidated Balance Sheets. Fair value is estimated by calculating the present value of the future expected cash flows using an option pricing model (Level 3), which assumes the probability distribution for WCS is based on the volatility of WTI options, volatility of Canadian-U.S. foreign exchange rate options and WCS futures pricing, and discounted at a credit-adjusted risk-free rate of 3.8 percent. Fair value of the contingent payment has been calculated by Cenovus’s internal valuation team which consists of individuals who are knowledgeable and have experience in fair value techniques. As at June 30, 2018, the fair value of the contingent payment was estimated to be $635 million.

As at June 30, 2018, average WCS forward pricing for the remaining term of the contingent payment is US$39.83 per barrel or C$52.45 per barrel. The average volatility of WTI options and the Canadian-U.S. foreign exchange rate options used to value the contingent payment was 24 percent and eight percent, respectively. Changes in the following inputs to the option pricing model, with fluctuations in all other variables held constant, could have resulted in unrealized gains (losses) impacting earnings before income tax as follows:

	Sensitivity Range	Increase	Decrease
WCS Forward Prices	± $5.00 per bbl	(269)	215
WTI Option Volatility	± five percent	(100)	95
U.S. to Canadian Dollar Foreign Exchange Rate Option Volatility	± five percent	9	(33)

D) Earnings Impact of (Gains) Losses From Risk Management Positions

	Three Months Ended		Six Months Ended
For the periods ended June 30,	2018	2017	2018	2017
Realized (Gain) Loss (1)	697	(155)	1,166	(76)
Unrealized (Gain) Loss (2)	(122)	(132)	(261)	(411)
(Gain) Loss on Risk Management From Continuing Operations	575	(287)	905	(487)
(1)

Realized gains and losses on risk management are recorded in the reportable segment to which the derivative instrument relates. Excludes realized risk management losses of $nil in the six months ended June 30, 2018 (six months ended June 30, 2017 – $16 million) that were classified as discontinued operations.

(2)	Unrealized gains and losses on risk management are recorded in the Corporate and Eliminations segment.